AFL-CIO Housing Investment Trust

Portfolio Performance Commentary: February 2010

For the month of February 2010, the AFL-CIO Housing Investment Trust (HIT) had a gross return of +0.57% and a net return of +0.53%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of +0.37% for the month.

 February 2010 gross relative performance:   +0.20%

Performance for periods ended February 28, 2010
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.19%	8.34%	6.81%	6.00%	7.09%
HIT Total Net Rate of Return	2.11%	7.88%	6.36%	5.57%	6.68%
Barclays Capital Aggregate Bond Index	1.91%	9.32%	6.18%	5.36%	6.44%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found in the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●
Strong performance of the HIT’s agency multifamily mortgage-backed securities (MBS) portfolio as spreads tightened versus Treasuries.  Project loans and Fannie Mae multifamily DUS spreads rallied during the month on strong interest from market players.  Project loan spreads tightened by approximately 5 basis points (bps) for construction/permanent loan certificates and 10 bps for permanent loan certificates, relative to Treasuries.  Fannie Mae multifamily DUS securities also experienced material appreciation as spreads generally tightened by 3 to 12 bps, depending on structure.

●
Poor performance by corporate bonds, the second worst performing major sector in the Barclays Aggregate. Corporates posted negative excess returns of 5 bps for the month.  The HIT does not invest in corporate bonds.

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●	The portfolio’s structural overweight to spread-based bonds as swap spreads rallied across the yield curve. The 2-year and 10-year swap spreads each tightened by 4 bps during the month.

●	The portfolio’s underweighted allocation to agency fixed-rate residential MBS, as this major sector was the worst performer on an excess return basis, down 7 bps for the month.

Negative contributions to the HIT’s performance included:

●
The portfolio’s underweight to private-label commercial MBS (CMBS) as this sector was the best performing in the Barclays Aggregate.  CMBS posted 144 basis points of excess return for the month, driven by strong demand.

February 2010 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+0.40%	+0	5.22
Agencies	+0.49%	+21	3.18
Residential MBS	+0.18%	-7	3.32
Corporates	+0.36%	-5	6.43
CMBS	+1.89%	+144	4.01
Asset-backed Securities (ABS)	+0.48%	+17	3.25
Source: Bloomberg L.P.

Changes in Treasury Rates

Maturity	1/29/10	2/26/10	Change
3-Month	0.069%	0.115%	0.0456%
6-Month	0.142%	0.178%	0.0355%
1-Year	0.274%	0.293%	0.0183%
2-Year	0.812%	0.812%	0.0000%
3-Year	1.348%	1.332%	-0.0161%
5-Year	2.323%	2.302%	-0.0215%
7-Year	3.058%	3.052%	-0.0051%
10-Year	3.584%	3.612%	0.0273%
30-Year	4.488%	4.557%	0.0682%
Source: Bloomberg L.P.

The Barclays Capital Aggregate Bond Index is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.